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                                                                    EXHIBIT 10.3

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of April 18, 2000, between Somanetics Corporation, a Michigan corporation (the "Company"), and Bruce J. Barrett ("Employee").

                                    RECITALS

     A. Employee and the Company entered into the Employment Agreement, dated as of May 13, 1994, as amended July 21, 1994 and April 13, 1997
 (the"Agreement").

     B.   Employee and the Company desire to renew and amend the Agreement.

     THEREFORE, Company and Employee agree as follows:

         1. Amendment. Effective April 18, 2000, the first sentence of Section 2 of the Agreement is replaced with the following: "The term of Employee's employment under this Agreement shall begin on June 1, 1994 and shall continue until April 30, 2003, unless earlier terminated pursuant to Section 4."

         2. Amendment. Effective April 16, 2000, Section 3(a) of the Agreement is amended and restated to read as follows:

                  "(a) Salary and Bonus. (i) As salary for Employee's services to be rendered under this Agreement, the Company shall pay Employee an annual salary of $214,750, increased from time to time by an amount determined by the Board of Directors. Such salary shall be paid semi-monthly in arrears (or at such other interval, not less frequently than monthly, as the Company shall designate). (ii) As a bonus, Employee will participate in the Bonus Plan established by the Compensation Committee of the Board."

         3. No Other Change. Except as modified by this Amendment, the Agreement shall continue in full force according to its terms and is hereby ratified.

         IN WITNESS WHEREOF, the Company and Employee have executed this Amendment as of the date set forth in the introductory paragraph of this Amendment.

                                            SOMANETICS CORPORATION


                                            By:  /s/ Mary Ann Victor
                                                 -------------------------------
                                                     Its:  Vice President
                                                           ---------------------

                                            /s/ Bruce J. Barrett
                                            ------------------------------------
                                            BRUCE J. BARRETT